UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2011 (June 29, 2011)

AZTECA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-54443	45-2487011
(State or other jurisdiction of	(Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)

421 N. Beverly Drive, Suite 300
Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 553-7009

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On June 30, 2011, Azteca Acquisition Corporation (the “Company”) announced that, on June 29, 2011, it had priced its initial public offering (the “IPO”) of 10,000,000 units (the “IPO Units”), each unit (a “Unit”) consisting of one share of common stock, $0.0001 par value per share (the “Common Stock”), and a warrant (a “Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333- 173687) (the “Registration Statement”).  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.  In connection with the IPO, the Company entered into various written agreements, including the following: (i) underwriting agreement, (ii) investment management trust agreement, (iii) registration rights agreement, (iv) warrant agreement, (v) a letter agreement with Azteca Acquisition Holdings, LLC, a limited liability company controlled by the chief executive officer (the “Sponsor”), the Company and the officers and directors of the Company and (vi) amendment no. 1 to the sponsor warrants purchase agreement.  In addition, it filed, with the Secretary of State of the State of Delaware, an Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).  The purpose of this Current Report on Form 8-K is to file such agreements and documents as executed (or filed) in connection with the IPO.

Underwriting Agreement

On June 29, 2011, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement entered into by and between the Company and Deutsche Bank Securities Inc. (“Deutsche Bank”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released upon the earlier of the consummation of a business transaction (the “Business Transaction”), the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by April 6, 2013, or the Company’s liquidation (if no redemption occurs), as described in the Registration Statement and the Company’s Certificate of Incorporation.  The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 5.5% of the gross proceeds of the IPO.  The Underwriters agreed that a portion of the underwriters’ discount (3.75% or $3,750,000) would be deposited into the Trust Account and payable to the Underwriters as a deferred underwriting discounts and commissions upon the consummation of the Business Transaction.  The Company also granted the Underwriters a 45-day option to purchase up to an additional 1,500,000 Units from the Company on the same terms and at the same price as the 10,000,000 Units to cover over-allotments, if any.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units was completed on July 6, 2011 at a purchase price of $9.45 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.175 per Unit and deferred underwriting discounts and commissions of $0.375 per Unit).

The Underwriting Agreement includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Amendment No. 1 to the Sponsor Warrants Purchase Agreement

In accordance with the Sponsor Warrants Purchase Agreement, dated April 21, 2011, as amended by that certain Amendment No. 1 to the Sponsor Warrants Purchase Agreement (as amended, “Warrant Purchase Agreement”), the Sponsor agreed to purchase from the Company an aggregate of 4,666,667 warrants (“Placement Warrants”) at a purchase price of $0.75 per Placement Warrant in a private placement (the “Private Placement”) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Such Private Placement was consummated immediately prior to the effective date of the Registration Statement and the proceeds were deposited into the Trust Account.  A copy of Amendment No. 1 to the Warrant Purchase Agreement is attached as Exhibit 10.4.

The Warrants are exercisable for the period commencing on the later of 30 days after the Company’s completion of the Business Transaction or July 7, 2012, and will expire five years from the date of completion of the Business Transaction, or earlier upon redemption or liquidation. The Company may redeem the outstanding Warrants (subject to the provisions below), in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if and only if the last closing sales price of the Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption.  The Placement Warrants are substantially similar to the Warrants, except that if held by the original holder or its permitted assigns, (i) may be exercised for cash or on a cashless basis; (ii) are not subject to being called for redemption; and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Business Transaction.

Investment Management Trust Agreement

On June 29, 2011, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, a portion of the proceeds from the IPO and the Private Placement was deposited into a U.S. trust account (the “Trust Account”) and maintained by CST as trustee.  Of this amount, $ $3,750,000 represents the deferred underwriting discounts and commissions, which amount shall be payable to the representative of the Underwriters upon the consummation of a Business Transaction (or $4,312,500 if the over-allotment option is exercised in full).  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Transaction, the Company’s redemption of the public shares sold in the IPO if the Company is unable to consummate a Business Transaction by April 6, 2013 or the Company’s liquidation (if no redemption occurs) as described in the Registration Statement and the Certificate of Incorporation; provided, however, the Company shall be permitted to draw amounts from the interest earned on the amount in the Trust Account to pay taxes and for working capital requirements and funds necessary to purchase up to 15% of the shares sold in connection with the Company’s IPO, as more fully described in the Registration Statement.  The proceeds held in the Trust Account may be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act and that invest solely in U.S. Treasuries.

Holders of the shares of Common Stock underlying the Units (the “IPO Shares”) shall be entitled to receive funds from the Trust Account (including interest earned on the holder’s pro rata portion of the Trust Account) in the event the Company either redeems the IPO Shares or liquidates.  If the Company conducts the redemption pursuant to the tender offer rules, the redemption price payable per IPO Share shall be equal to the amount held in the Trust Account as of two business days prior to the commencement of the tender offer including interest but net of taxes payable, divided by the total number of IPO Shares.

If the Company conducts the redemption in conjunction with a stockholder vote, the Company will offer to redeem the IPO Shares at a redemption price equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the closing of the Business Transaction, including any amounts representing interest earned on the Trust Account, less taxes and amounts released to the Company for working capital purposes, in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act.  The Company shall distribute to holders of IPO Shares no less than $10.05 per share (or $10.02 per IPO Share if the Underwriters’ over-allotment option is exercised in full).  In the event a Business Transaction is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Registration Rights Agreement

On June 29, 2011, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor and Messrs. John Engelman and Alfredo Elias Ayub, the Company’s two independent directors.  A copy of the Registration Rights Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, the holders of 25% in interest of the shares of Common Stock owned by the Sponsor and the officers and directors prior to the IPO (the “Insider Shares”), or the Placement Warrants, shall be entitled to require the Company, on three occasions at any time after the date on which the Insider Shares or Placement Warrants, respectively, are released from lockup, to register the Insider Shares and Placement Warrants.  In addition, the Sponsor and officers and directors of the Company have “piggyback” registration rights with respect to the Insider Shares and Placement Warrants commencing on the date on which the Insider Shares and Placement Warrants, respectively, are released from lockup.

Warrant Agreement

On June 29, 2011, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and the Placement Warrants (together with the Public Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants and the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions and the manner in which the Company Warrants may be redeemed.

Letter Agreement

On June 29, 2011, the Company entered into a letter agreement (the “Letter Agreement”) with the Sponsor, and each of the officers and directors of the Company.  A copy of the Letter Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Letter Agreement, and to the extent that the Underwriters do not exercise their over-allotment option to purchase an additional 1,500,000 Units, the Sponsor and Messrs. John Engelman and Alfredo Elias Ayub have agreed that they shall return to the Company for cancellation, at no cost, the number of Insider Shares determined by multiplying 375,000 by a fraction, (i) the numerator of which is 1,500,000 shares of Common Stock minus the number of shares of Common Stock purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 1,500,000.

Gabriel Brener, our Chairman, CEO and President has agreed, pursuant to the Letter Agreement, to be liable to the Company if and to the extent any claim by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.05 per share (or $10.02, if the underwriters’ over-allotment option is exercised in full) except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the Underwriters against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Brener will not be responsible to the extent of any liability for such third party claims.

The Sponsor, the officers and directors of the Company and the Company have agreed they will not propose any amendment to the Company's Certificate of Incorporation that would affect the substance or timing of the Company's obligation, as described in Section 9.2 of the Certificate of Incorporation, to redeem the IPO shares.

Also pursuant to the Letter Agreement, the Sponsor and the officers and directors agreed, until: (i) one year after the completion of the Company’s Business Transaction or (ii) the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Common Stock for cash, securities or other property not to, except under certain limited circumstances (the “Share Lockup Period”), (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, with respect to their shares of Common Stock, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of their respective shares of Common Stock, whether any such transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or (C) publicly announce any intention to effect any transaction specified in clause (A) or (B); provided, however, if the Company’s share price reaches or exceeds $11.50 for any 20 trading days within any 30-trading day period during the Share Lockup Period, 50% of such shares will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during the Share Lockup Period, the remaining 50% of their respective shares shall be released from the lock-up (as the same may be adjusted for share splits, share dividends, reorganizations, recapitalizations and the like).

During the Share Lockup Period, holders of such shares shall retain all other rights as stockholders, including, without limitation, the right to vote their respective shares of Common Stock.  During the Share Lockup Period, all dividends payable in cash with respect to such securities shall be paid to the Sponsor or officers and directors, but all dividends payable in shares of Common Stock or other non-cash property become subject to the applicable lockup period and early release as described above.

The Sponsor and each of the officers and directors agreed to waive, with respect to any shares of the Common Stock held by him, her or it, any redemption rights he, she or it may have in connection with the consummation of a Business Transaction, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Transaction or in the context of a tender offer made by the Company to purchase shares of the Common Stock.  The Sponsor and the officers and directors shall be entitled to redemption and liquidation rights with respect to any shares of the Common Stock (other than the Insider Shares and the shares of Common Stock underlying the Placement Warrants) the Sponsor or officers and directors hold if the Company fails to consummate a Business Transaction within the allotted time period.

Item 3.02. Unregistered Sales of Equity Securities.

Incorporated by reference to the discussion in Item 1.01 above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2011, the Company filed with the Secretary of State of the State of Delaware its Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1. A description of the Amended and Restated Certificate of Incorporation may be found in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 29, 2011, by and between Azteca Acquisition Corporation and Deutsche Bank Securities Inc. as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated June 29, 2011, by and between Azteca Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated June 29, 2011, by and between Azteca Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated June 29, 2011, by and among Azteca Acquisition Corporation and the securityholders named therein.

10.3	Letter Agreement, dated as of June 29, 2011, among the Company, Azteca Acquisition Corporation and each of the directors and officers of the Registrant.

10.4	Amendment No. 1 to the Sponsor Warrants Purchase Agreement, dated June 29, 2011.

99.1	Press Release, dated June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2011	AZTECA ACQUISITION CORPORATION

	By:	/s/ Gabriel Brener
Name: Gabriel Brener
Title: Chief Executive Officer